UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 5, 2015

CAS MEDICAL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)
44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE – This Form 8-K/A Amendment No. 2 is being filed solely to disclose the Board committee assignments for Paul A. Molloy, whose appointment to the Board was previously disclosed by 8-K filed on January 8, 2015 (as amended by Form 8-K/A Amendment No. 1 filed January 8, 2015).

Item 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 5, 2015, the Board of Directors of CAS Medical Systems, Inc. (the “Company”) appointed Paul A. Molloy to fill the vacancy on the Board resulting from the departure of Lawrence S. Burstein.  At the time of his appointment, the Board of Directors had not yet determined Mr. Molloy’s Board committee assignments.

On February 25, 2015, the Board of Directors of the Company appointed Mr. Molloy to serve on the Audit Committee of the Board of Directors.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits – The following exhibit is filed as part of this report:

99.1	Press Release dated January 5, 2015*

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: February 27, 2015	By:	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer